Exhibit 10.3

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of January 31, 2014, by and among QEP RESOURCES, INC., a Delaware corporation (the “Borrower”), the Lenders named on the signature pages hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 25, 2011, as amended by that certain First Amendment to Credit Agreement dated as of July 6, 2012, and that certain Second Amendment to Credit Agreement dated as of August 13, 2013 (the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”);
WHEREAS, the Borrower, through its wholly-owned subsidiary, QEP Energy Company, as buyer, and EnerVest Holding, L.P., EnerVest Energy Institutional Fund XII-A, L.P., EnerVest Energy Institutional Fund XII-WIB, L.P., and EnerVest Energy Institutional Fund XII-WIC, L.P. as sellers (collectively, the “Seller”), have entered into that certain Purchase and Sale Agreement dated as of December 6, 2013, as it may be amended (the “Permian Acquisition Agreement”), pursuant to which the Borrower, through QEP Energy Company, has agreed to purchase certain oil and natural gas interests in the Midland sub-basin of the Permian Basin in Martin and Andrews Counties, Texas as more particularly described therein (such acquisition, the “Permian Acquisition”);
WHEREAS, the Borrower intends to structure the Permian Acquisition to qualify for reverse like-kind exchange treatment under Section 1031 of the Internal Revenue Code and the regulations and revenue procedures promulgated thereunder; and
WHEREAS, subject to terms of this Amendment, the Borrower, the Administrative Agent and the undersigned Lenders have agreed to amend the Existing Credit Agreement as set forth in Section 2 below, such amendments to be effective on the Third Amendment Effective Date as hereinafter defined.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions.

(a)As used herein, “Transactions” means collectively, the Permian Acquisition, the execution of this Amendment and the incurrence of Indebtedness by the Borrower or its Subsidiaries in connection with the Permian Acquisition.

(b)Unless otherwise defined in this Amendment, all other terms used in this Amendment which are defined in the Existing Credit Agreement shall have the meanings assigned to such terms in the Existing Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Existing Credit Agreement shall apply to this Amendment.

2.Amendments to the Existing Credit Agreement. The following amendments to the Existing Credit Agreement shall be effective on the date (the “Third Amendment Effective Date”) that the conditions set forth in Section 3 of this Amendment have been satisfied.

(a)Amended Definition of Eurodollar Rate. The definition of Eurodollar Rate appearing in Section 1.01 (Defined Terms) of the Existing Credit Agreement is amended in its entirety to read as follows:

Exhibit 10.3

“Eurodollar Rate” means, for any interest rate calculation with respect to a Eurodollar Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the “Eurodollar Rate” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period.
(b) Certain Additional Definitions. The following defined terms are hereby added to Section 1.01 (Defined Terms) of the Credit Agreement in the appropriate alphabetical order:
“Acquired Permian Assets” has the meaning set forth in the definition of “Permian Acquisition”.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Permian Acquisition” means the acquisition by the Borrower, through its wholly-owned subsidiary, QEP Energy Company, of certain oil and natural gas interests in the Midland sub-basin of the Permian Basin, in Martin and Andrews Counties, Texas (the “Acquired Permian Assets”) pursuant to the Permian Acquisition Agreement.
“Permian Acquisition Agreement” means the Purchase and Sale Agreement dated as of December 6, 2013, as it may be amended, among QEP Energy Company as purchaser and EnerVest Holding, L.P., EnerVest Energy Institutional Fund XII-A, L.P., EnerVest Energy Institutional Fund XII-WIB, L.P., and EnerVest Energy Institutional Fund XII-WIC, L.P. as seller (collectively, the “Seller”).
“Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treasury.gov/resource-center/sanctions/Programs/ Pages/Programs.aspx, or as otherwise published from time to time.
“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions /SDN-List/Pages/default.aspx, or as otherwise published from time to time, or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control.
(c)Amendments to Article III (Taxes, Yield Protection and Illegality) and Certain Definitions Relating Thereto. Section 3.01 (Taxes) of the Existing Credit Agreement, Section 3.04 (Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans) of the Existing Credit Agreement and certain definitions used therein, are amended, and new definitions used therein are added, all as set forth on Annex A attached hereto.

(d)Addition of Section 5.19. Section 5.19 (OFAC) shall be added to the Credit Agreement immediately following Section 5.18 of the Credit Agreement and shall read as follows:

“Section 5.19 OFAC. Neither the Borrower nor any Restricted Subsidiary (i) is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading

Exhibit 10.3

with the Enemy Act of the United States (50 U.S.C. App. §§ 1 et seq.), (ii) is in violation of (A) the Trading with the Enemy Act, (B) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) or any enabling legislation or executive order relating thereto or (C) the PATRIOT Act, (iii) is a Sanctioned Person or (iv) has more than 10% of its assets in Sanctioned Countries. No part of the proceeds of any Loan will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.”
(e)Amendment to Section 7.09. Section 7.09 (Dispositions of Property) of the Existing Credit Agreement is amended by deleting the word “and” at the end of Section 7.09(k), deleting the period at the end of Section 7.09(l) and adding the following new subsection (m) after Section 7.09(l), which shall read in its entirety as follows:

“(m)    assignments, made in order to structure and consummate the Permian Acquisition and a qualifying asset sale as a reverse like kind exchange under Section 1031 of the Code, that are to exchange intermediaries, title holders and/or similar entities that are parties to such reverse like kind exchange transaction, including the assignments of the Permian Acquisition Agreement and other purchase agreements and loan receivables created in connection with such like kind exchange.”
(f)Addition of Exhibits. Exhibit E-1, Exhibit E-2, Exhibit E-3 and Exhibit E-4 attached hereto are added as Exhibit E-1, Exhibit E-2, Exhibit E-3 and Exhibit E-4 to the Credit Agreement.

3.Conditions of Effectiveness. This effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent: (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders; and (b) the Borrower shall have paid Attorney Costs of one counsel to the Administrative Agent incurred in connection with this Amendment, to the extent invoiced prior to the Third Amendment Effective Date.

4.Representations and Warranties. The Borrower represents and warrants that on the Third Amendment Effective Date both before and after giving effect to the Transactions:

(a)This Amendment has been duly authorized, executed and delivered by the Borrower, and this Amendment and the Credit Agreement as modified hereby each constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights or by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date.

(c)No Default exists.

5.Effect of Amendment. This Amendment, except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Existing Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Existing Credit Agreement and the other Loan Documents shall remain the same, and are hereby ratified and affirmed, and the Credit Agreement, as amended hereby, and the other Loan Documents shall continue in full force and effect. From and after

Exhibit 10.3

the date hereof, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

6.Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

7.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[SIGNATURES PAGES FOLLOW]

Exhibit 10.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date first written above.

QEP RESOURCES, INC., as the Borrower

By: /s/ Richard J. Doleshek
Name: Richard J. Doleshek
Title: Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer, Swing Line Lender and a Lender
By: /s/ Leanne S. Phillips
Name: Leanne S. Phillips
Title: Director

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By: /s/ Michael Getz
Name: Michael Getz
Title: Vice President

By: /s/ Lisa Wong
Name: Lisa Wong
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Robert Traband
Name: Robert Traband
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Justin M. Alexander
Name: Justin M. Alexander
Title: Senior Vice President

Exhibit 10.3

AMEGY BANK NATIONAL ASSOCIATION, as a
Lender

By: /s/ Kevin Donaldson
Name: Kevin Donaldson
Title: SVP

BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ James Giordano
Name: James Giordano
Title:Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Mark Oberreuter
Name: Mark Oberreuter
Title: Vice President
CIBC, INC., as a Lender
By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory
By: /s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory
CITIBANK, N.A., as a Lender
By: /s/ John Miller
Name: John Miller
Title: Vice President

COMERICA BANK, as a Lender
By: /s/ Ekaterina V. Evseey
Name: Ekaterina V. Evseey
Title: Assistant Vice President

Exhibit 10.3

COMPASS BANK, as a Lender
By: /s/ James Neblett
Name: James Neblett
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director
By: /s/     Sharada Manne
Name: Sharada Manne
Title: Managing Director

DNB CAPITAL LLC, as a Lender
By: /s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President
By: /s/ Asuiv Tvelt
Name: Asuiv Tvelt
Title: Vice President

EXPORT DEVELOPMENT CANADA, as a Lender
By: /s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager
By: /s/ Richard Leong
Name: Richard Leong
Title:Asset Manager

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Exhibit 10.3

MORGAN STANLEY BANK, N.A., as a Lender
By: /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

SUNTRUST BANK, as a Lender
By: /s/ Shannon Juhan
Name: Shannon Juhan
Title:Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender
By: /s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

Exhibit 10.3

Annex A
Certain Amendments to Article III and Certain Definitions Relating Thereto
(a)The following defined terms appearing in Section 1.01 (Defined Terms) of the Existing Credit Agreement are amended as set forth below:

(i)The definition of “Excluded Taxes” is amended to read in its entirety as follows:
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.15) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
(ii)The definition “FATCA” is amended by deleting the period at the end of such definition and inserting the following: “and any agreements entered into pursuant to Section 1471(b)(1) of the Code or otherwise pursuant to any of the foregoing.”.

(iii)The definition of “Foreign Lender” is amended to read in its entirety as follows:
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
(iv)The definition of “Indemnified Taxes” is amended by inserting “(a)” immediately after “means”, deleting the period at the end of such definition, and inserting the following: “, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.”

(v)The definition of “Other Taxes” is amended to read in its entirety as follows:
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 10.15).
(b)The following defined terms are hereby added to Section 1.01 (Defined Terms) of the Existing Credit Agreement in the appropriate alphabetical order:

Exhibit 10.3

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed solely as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Recipient” means (a) the Administrative Agent, (b) any Lender, and (c) any L/C Issuer, as applicable.
“Withholding Agent” means the Borrower and the Administrative Agent.
(c)Section 3.01 (Taxes) of the Existing Credit Agreement is amended to read in its entirety as follows:

“3.01.    Taxes.
(a)    Defined Terms. For purposes of this Section 3.01, the term “Lender” includes each L/C Issuer and the Swing Line Lender and the term “applicable law” includes FATCA.
(b)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall to the extent permitted by applicable Laws be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)    Indemnification by the Borrower. The Borrower shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.07(f) relating

Exhibit 10.3

to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).
(f)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)    Status of Lenders; Tax Documentation.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing:
(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(i)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y)

Exhibit 10.3

with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(ii)    executed originals of IRS Form W-8ECI;
(iii)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or
(iv)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner.
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Exhibit 10.3

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. For purposes of this Section 3.01(g), references to a Lender shall include the Administrative Agent.
(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)    Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(j)    Designation of a Different Lending Office. If any Lender requests compensation under Section 3.01(b), or requires the Borrower to make any payments pursuant to Section 3.01(c), then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01(b) or Section 3.01(c) in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. If the Borrower requests a Lender to designate a different Lending Office or assign its rights and obligations to another of its offices, branches or affiliates, the Borrower hereby agrees to pay all reasonable costs and expenses incurred by such Lender in connection with any such designation or assignment. Subject to the foregoing, Lenders agree to use reasonable efforts to select lending offices which will minimize taxes and other costs and expenses for the Borrower.”
(d)Section 3.04(a) (Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans) of the Existing Credit Agreement is amended by revising clause (ii) thereof to read as follows:
“(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or”.

Exhibit 10.3

EXHIBIT E -1
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among QEP RESOURCES, INC., as Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Swing Line Lender and the Lenders and L/C Issuers from time to time parties thereto.

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit 10.3

EXHIBIT E -2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among QEP RESOURCES, INC., as Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Swing Line Lender and the Lenders and L/C Issuers from time to time parties thereto.

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit 10.3

EXHIBIT E -3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among QEP RESOURCES, INC., as Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Swing Line Lender and the Lenders and L/C Issuers from time to time parties thereto.

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit 10.3

EXHIBIT E -4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among QEP RESOURCES, INC., as Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Swing Line Lender and the Lenders and L/C Issuers from time to time parties thereto.

Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]